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                                                                  EXHIBIT (23)-1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated October 10, 1996, relating to the financial statements of MedPartners, Inc., in the Current Report on Form 8-K of MedPartners, Inc.

                                          ERNST & YOUNG LLP

Birmingham, Alabama
December 5, 1996